UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
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SUN BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2019

Dear Stockholder:

The Board of Directors of Sun BioPharma, Inc. joins us in extending an invitation to attend our 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 21, 2019, at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, commencing at 2:30 p.m. local time. On or about April 16, 2019, a full set of proxy materials will be mailed to each stockholder.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you request and receive a paper copy of the proxy card by mail, you may vote by Internet or telephone or by returning your signed proxy card in the envelope provided. If you do attend the Annual Meeting and desire to vote in person, you may do so by following the procedures described in the proxy statement even if you have previously voted.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

We hope that you will be able to attend the Annual Meeting.

Very truly yours,

/s/ Michael T. Cullen

Michael T. Cullen, M.D., M.B.A.

Executive Chairman of the Board

President and Chief Executive Officer

SUN BIOPHARMA, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2019

To the Stockholders of Sun BioPharma, Inc.:

Notice is hereby given that the 2019 Annual Meeting of Stockholders of Sun BioPharma, Inc., a Delaware corporation, will be held on May 21, 2019, at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, commencing at 2:30 p.m. local time, for the following purposes:

1.	Election of one Class III director;

2.	Ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	Advisory vote to approve compensation of the Company’s executive officers (“Say-on-Pay”);

4.	Advisory vote to recommend the frequency of future Say-on-Pay votes; and

5.	Action on any other matters that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 29, 2018, the record date for the meeting set by the Board of Directors, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors, /s/ Michael T. Cullen Michael T. Cullen, M.D., M.B.A. Executive Chairman of the Board President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2019

Our Proxy Statement for the 2019 Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at https://www.rdgir.com/sun-biopharma-inc.

Table of Contents

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF CLASS III DIRECTORS	6
Nominees for Class III Director – Term Expiring in 2022	6
Class I Directors – Terms Expiring in 2020	7
Class II Directors –Terms Expiring in 2021	7
Required Vote and Board Recommendation	7
CORPORATE GOVERNANCE	8
Board Leadership Structure	8
Nominating Process and Board Diversity	8
Director Independence	8
Communications with our Board of Directors	8
Board Meetings and Attendance	9
Director Attendance at Annual Meeting	9
Committees of the Board of Directors	9
AUDIT COMMITTEE REPORT	10
Role of the Board in Risk Oversight	11
Certain Relationships and Related Party Transactions	11
Compensation Committee Interlocks and Insider Participation	13
DIRECTOR COMPENSATION	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Outstanding Equity Awards as of December 31, 2018	16
Employment Agreements	16
Potential Payments Upon Termination or Change-in-Control	17
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
Required Vote and Board Recommendation	18
Audit Fees	18
Pre-approval Policy	18
PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	19
PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
OTHER MATTERS	21
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS	21
ADDITIONAL INFORMATION	21

i

SUN BIOPHARMA, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors of Sun BioPharma, Inc. (“our Company”) is soliciting proxies for use at the Annual Meeting of Stockholders to be held on May 21, 2019, and at any adjournment or postponement of the meeting (the “Annual Meeting”).

The Annual Meeting will be held at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota. Registration for the Annual Meeting will begin at 2:00 p.m., local time. The Annual Meeting will commence at 2:30 p.m., local time. This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about April 16, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Annual Meeting because you owned shares of our common stock at the close of business on March 29, 2019, the record date for the Annual Meeting (the “Record Date”), and, therefore, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Michael T. Cullen and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate. If you do not give direction with respect to any nominee or other proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Annual Meeting, or any adjournments thereof.

Q:	Who can vote?

A:

Holders of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. On that date, there were a total of 5,070,341 shares of our common stock outstanding, which shares were held by 225 record holders. This proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for the fiscal year ended December 31, 2018, were first made available to stockholders beginning on or about April 16, 2019. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All stockholders as of the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend or vote at the Annual Meeting.

Q:	What proposals am I being asked to vote on?

A:	You are voting on:

●	Proposal 1 – Election of one Class III director.

●	Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

●	Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers.

●	Proposal 4 – Recommendation, on an advisory basis, of the frequency of future advisory votes to approve the compensation of our named executive officers.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board is soliciting your proxy and recommends you vote:

●	FOR each of the Class III director nominees (see Proposal 1); and

●	FOR the ratification of our independent registered public accounting firm for the year ending December 31, 2019 (see Proposal 2); and

●	FOR approval of the compensation of our named executive officers (see Proposal 3); and

●	TWO YEARS for the frequency of future votes to approve the compensation of our named executive officers (see Proposal 4).

Q:	What constitutes a quorum?

A:

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, 2,535,171 shares of our common stock constituted a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What vote is required to approve each proposal?

A:

Proposal 1 – Election of one Class III Director - Provided a quorum is present at the Annual Meeting, the one nominees receiving a plurality (i.e., greatest number) of the votes cast for all nominees will be elected, regardless of whether any such nominees receive votes from a majority of the shares represented (in person or by proxy) at the Annual Meeting.

Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 - Provided a quorum is present at the Annual Meeting, this proposal will be approved if it received the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

Proposal 3 – Advisory vote on the compensation of the Company’s executive officers – We will consider our stockholders to have approved, on an advisory basis, our executive compensation if the number of votes “for” the proposal exceeds the number of votes “against” the proposal.

Proposal 4 – Advisory vote on the frequency of future votes on executive compensation – The option that receives the highest number of votes will be deemed to be the recommendation of our stockholders.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes will have the effect of a vote against Proposal 2 but will have no effect on the outcomes of Proposals 1, 3 and 4.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote but will not be deemed to have been voted in favor of such proposal. Abstentions will have the effect of a vote against Proposal 2 but will have no effect on the outcomes of Proposals 1, 3 and 4.

Q:	How will the proxy holders vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the Annual Meeting using any of the following methods:

●

Proxy card—The enclosed proxy card is a means by which a stockholder may authorize the voting of the stockholder’s shares of common stock at the Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with the stockholder’s directions. We urge you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to our stock transfer agent, VStock Transfer, LLC, in the enclosed envelope or via facsimile transmission at the number identified on your proxy card. If you sign and return the proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

●

Internet—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

●

In person at the Annual Meeting—All stockholders of record as of the Record Date may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on May 20, 2019, by following the Internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting; or

●	If you are a registered stockholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it – that is, by Internet, facsimile or mail.

Q:	Who will count the votes?

A:

All proxies submitted will be tabulated by our transfer agent, VStock Transfer, LLC. All shares voted by stockholders of record present in person at the 2019 Annual meeting will be aggregated with the proxies reported by VStock Transfer, LLC by our Corporate Secretary, or her designee, who will also act as inspector of election for the Annual Meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote;

●	To allow the inspector of election to certify the results of the vote; and

●	To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:	Your proxy will represent all shares registered to your account in the same social security number and address.

Q:	What happens if I don’t vote shares that I own?

A:

Shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, facsimile or mail as described on the proxy card, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

Shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions?” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered stockholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:

You are entitled to one vote per share on all matters presented at the Annual Meeting or any adjournment or postponement thereof. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are stockholder proposals and nominees due for the 2020 Annual Meeting of Stockholders?

A:

If you want to submit a stockholder proposal or nominee for the 2020 Annual Meeting of Stockholders, you must submit the proposal in writing to our Secretary at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

PROPOSAL 1:
ELECTION OF CLASS III DIRECTORS

Our business is overseen by a Board of Directors divided into three classes as nearly equal in number as possible, and directors typically are elected to a designated class for a term of three years. The following table sets forth certain information regarding the current members of our Board of Directors:

Name	Age	Position(s)
Michael T. Cullen	73	Executive Chairman of the Board, President, Chief Executive Officer and Director
Suzanne Gagnon	62	Chief Medical Officer and Director
Jeffrey S. Mathiesen	58	Director
Paul W. Schaffer	76	Director
D. Robert Schemel	64	Director

The Board of Directors has fixed at one the number of directors to be elected to the Board at the 2019 Annual Meeting of Stockholders. Based upon the recommendation of its Nominating and Governance Committee, the Board has nominated Jeffery S. Mathieson to stand for election for a three-year term. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominee as set forth below.

Nominee for Class III Director – Term Expiring in 2022

The nominee named below is a current director of our Company and has indicated a willingness to serve as a director for the term to which he is elected, but in case the nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced. The following table sets forth certain information regarding the director nominee:

Jeffrey S. Mathiesen has served as a director of our Company since September 2015. He has served as Chief Financial Officer of Teewinot Life Sciences, a privately held biopharmaceutical company focused on the biosynthetic production of pure pharmaceutical grade cannabinoids since March 2019. Previously he served as Chief Financial Officer of Gemphire Therapeutics Inc., a publicly traded biopharmaceutical company from September 2015 to September 2018. From August 2015 to September 2015 he was a consultant to Gemphire. He served as Chief Financial Officer of Sunshine Heart, Inc., a publicly traded medical device company, from March 2011 to January 2015. From December 2005 to April 2010, Mr. Mathiesen served as Vice President and Chief Financial Officer of Zareba Systems, Inc., a manufacturer and marketer of medical products, perimeter fencing and security systems that was purchased by Woodstream Corporation in April 2010. Mr. Mathiesen has held executive positions with publicly traded companies dating back to 1993, including vice president and chief financial officer positions. Mr. Mathiesen also serves as a director and audit committee chairman of NeuroOne Medical Technologies Corporation, a publicly traded medical device company and as a director and audit committee chairman of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine. Mr. Mathiesen holds a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant. We believe that Mr. Mathiesen brings financial insight and leadership and a wealth of experience in capital markets to the Board of Directors, as well as knowledge of public company accounting and financial reporting requirements

Class I Directors – Terms Expiring in 2020

Suzanne Gagnon, M.D., has served as our Chief Medical Officer and as a director of our Company since September 2015. Dr. Gagnon had previously served as a director of Sun BioPharma Research, Inc. (“SBR”), a former affiliate of the Company, since June 2015 and as its Chief Medical Officer since January 2015. Previously, Dr. Gagnon served as the Lead Clinical Consultant to the Company. Dr. Gagnon has been the President of Gagnon Consulting LLC since July 2014, consulting on medical, safety and regulatory matters. From December 2001 through July 2014, Dr. Gagnon had acted as the Chief Medical Officer for three companies, ICON Clinical Research, Nupathe, Inc. and Idis, Inc.

Paul W. Schaffer has served as a director since September 2015. Mr. Schaffer had previously served as a director of SBR since January 2014. Mr. Schaffer graduated from Minnesota Pharmacy School in 1966. He owned and operated a compounding pharmacy, Bloomington Drug, for 42 years. Mr. Schaffer is an experienced biotech investor. We believe that Mr. Schaffer brings a wealth of experience in pharmaceutical development and manufacturing to the Board of Directors, as well as knowledge of regulations and issues facing pharmaceutical companies.

Class II Directors –Terms Expiring in 2021

Michael T. Cullen, M.D., M.B.A., has served as Executive Chairman of the board and as a director of our Company since September 2015. He resumed responsibilities as President and Chief Executive Officer of the Company in October 2018. Dr. Cullen brings 30 years of pharmaceutical experience to our Company, including expertise in working with development-stage companies in planning, designing and advancing drug candidates from preclinical through clinical development. Dr. Cullen co-founded SBR in November 2011 and had continuously served as Chairman its board of directors since that date. He previously served as its Chief Executive Officer and President of SBR from November 2011 to June 2015. Dr. Cullen assumed responsibility as the President and Chief Executive Officer of the Company on October 31, 2018. Dr. Cullen provided due diligence consulting to the pharmaceutical industry from 2009 to 2011, after one year in transition consulting to Eisai Co., Ltd. He developed several oncology drugs as Chief Medical Officer for MGI Pharma Inc. from 2000 to 2008, and previously at G.D. Searle, SunPharm Corporation, and as Vice President for Clinical Consulting at IBAH Inc., the world’s fifth largest contract research organization, where he provided consulting services on business strategy, creating development plans, regulatory matters and designing clinical trials for several development stage companies in the pharmaceutical industry. Dr. Cullen was also a co-founder and Chief Executive Officer of IDD Medical, a pharmaceutical start-up company. Dr. Cullen joined 3M Pharmaceuticals in 1988 and contributed to the development of cardiovascular, rheumatology, pulmonary and immune-response modification drugs. Over the course of his career Dr. Cullen has been instrumental in obtaining the approval of ten drugs, including three (3) since 2004: Aloxi®, Dacogen® and Lusedra®. Board-certified in Internal Medicine, Dr. Cullen practiced from 1977 to 1988 at Owatonna Clinic, Owatonna, MN, where he served as president. Dr. Cullen earned his MD and BS degrees from the University of Minnesota and his MBA from the University of St. Thomas and completed his residency and Board certification in Internal Medicine through the University of North Carolina in Chapel Hill and Wilmington, NC.

D. Robert Schemel has served as a director since the September 2015. Mr. Schemel had previously served as a director of SBR since March 2012. Mr. Schemel has over 39 years’ experience in the agriculture industry. From 1973-2005, Mr. Schemel owned and operated a farming operation in Kandiyohi County, Minnesota, building a 5,000-acre operation producing corn, soybeans and sugar beets. Mr. Schemel has extensive experience in serving on boards of directors. From 1992-1996 he served as a board member for ValAdCo and then from 1996-2003 he served as the Chairman of the Board for Phenix Biocomposites. We believe that Mr. Schemel brings business insight and leadership as well as significant experience in the development and growth of early stage companies.

Required Vote and Board Recommendation

Directors are elected by a plurality of votes present and entitled to vote. Provided that a quorum is present, the nominee receiving the highest number of votes will be elected. The votes cannot be cast for a greater number of persons than one.

The Board of Directors recommends that you vote “FOR” the nominee for Class III Director listed above.

CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of the Company are governed under the direction of the Board of Directors. The system of governance practices we follow is set forth in our corporate governance guidelines and in the charters of each of the committees of the Board of Directors. The corporate governance guidelines set forth the practices our board will follow with respect to its duties, committee matters, director qualifications and selection process, director compensation, director share ownership, director orientation and continuing education, executive evaluation, management succession and annual evaluation of the Board of Directors and committees. We also have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. The corporate governance documents of the Company are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Corporate governance information, including the corporate governance guidelines, committee charters and the code of business conduct and ethics applicable to our directors, officers and employees is posted on our website at www.sunbiopharma.com under the “Investors” page. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Board Leadership Structure

Our Board of Directors is led by our Executive Chairman, Michael T. Cullen. As Executive Chairman, Dr. Cullen (a) is responsible for calling and presiding over meetings of the Board, (b) presides over our meetings of stockholders, (c) holds primary responsibility in setting Board agendas, (d) has the ability to represent us with external stakeholders. On October 31, 2018, the Board elected Dr. Cullen to fill vacancies in the additional roles of President and Chief Executive Officer. We believe that having the same individual serve as Chairman of the Board and Chief Executive Officer is appropriate as it both maintains the functionality of our Board of Directors and is an efficient use of Company resources. Our Board of Directors has not designated a lead independent director.

Nominating Process and Board Diversity

The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by stockholders or use of a director search firm. Stockholders who wish to suggest qualified candidates may write to the attention of the chairman of our Nominating and Governance Committee at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by stockholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our stockholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Messrs. Mathiesen, Schaffer and Schemel are “independent directors” as defined under the applicable rules of The Nasdaq Stock Market, LLC, which we have voluntarily adopted as our standard for director independence.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 712 Vista Boulevard #305, Waconia, Minnesota 55387. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

Our Board of Directors held nine meetings during 2018. Each director, other than Mr. Schemel, attended at least 75% of the meetings of our Board of Directors and the committees on which he or she served held during their service as a director or member of the committee in the year ended December 31, 2018.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of stockholders. Two directors were present at our annual meeting of stockholders held in 2018.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: Audit, Compensation, and Nominating and Governance. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating and Governance	Independent Directors
Michael T. Cullen	–	–	–
Suzanne Gagnon	–	–	–
Jeffrey S. Mathiesen	Chair	–	Member	✔
Paul W. Schaffer	Member	Member	Member	✔
D. Robert Schemel	Member	Chair	–	✔

Audit Committee

The Audit Committee’s primary functions, among others, are to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of our Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that our Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review our Company’s financial information that is distributed to stockholders and the general public. The Audit Committee held five meetings during 2018. The Audit Committee has a charter, which is available on our website at www.sunbiopharma.com.

All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our Board of Directors has determined that Jeffrey S. Mathiesen is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its duties, the Audit Committee:

(1)	reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2018 with management;

(2)

discussed with Cherry Bekaert LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards;

(3)

received and reviewed the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP their independence from management and the Company; and

(4)

has considered whether the provision of services by Cherry Bekaert LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q are compatible with maintaining Cherry Bekaert LLP’s independence, and has determined that they are compatible and do not impact Cherry Bekaert LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 to be filed with the Securities and Exchange Commission.

Audit Committee:
Jeffrey S. Mathiesen (Chair)
D. Robert Schemel
Paul W. Schaffer

Compensation Committee

The Compensation Committee reviews and recommends to our Board of Directors on an annual basis the goals and objectives relevant to the annual compensation of our executive officers in light of their respective performance evaluations. Our Compensation Committee is responsible for administering our 2011 Equity Incentive Plan (“2011 Plan”), as amended and 2016 Omnibus Incentive Plan (“2016 Plan”), including approval of individual grants of stock options and other awards. The Compensation Committee held four meetings during 2018. The Compensation Committee has a charter, which is available on our website at www.sunbiopharma.com.

Nominating and Governance Committee

The Nominating and Governance Committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The Nominating and Governance Committee held one meeting during 2018. The Nominating and Governance Committee has a charter that is available on our website at www.sunbiopharma.com.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

The following is a summary of transactions since January 1, 2017 to which our Company has been a party and in which the amount involved exceeded $13,000, which is approximately 1% of the average of our total assets as of the ends of our last two completed fiscal years, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation: Employment Agreements” below.

Our Chief Medical Officer, Suzanne Gagnon, is also a member of our Board of Directors. We are party to an employment agreement with Dr. Gagnon in substantially the same form as the employment agreements with the Executives described above under the heading “Executive Compensation: Employment Agreements.” Dr. Gagnon is eligible to participate in the other compensation and benefit programs generally available to our employees. Her employment agreement also includes customary confidentiality, non-competition and non-solicitation covenants. During 2017 and 2018, Dr. Gagnon received compensation from the Company amounting to $195,000 and $207,700, respectively. Under her employment agreement in effect for 2016, Dr. Gagnon was entitled to receive an initial annualized base salary equal to $360,000. Her employment agreement was amended to reduce her annualized base salary to $270,000, effective as of October 1, 2017. Dr. Gagnon’s employment agreement, as amended, would have entitled her to a potential payment equal to $385,046, which amount was based on the amount of compensation that she had accrued prior to September 30, 2017, as a result of any change of control of Qualified Offering (described further below) occurring on or before June 30, 2018. However, Dr. Gagnon waived all right to receive the potential payment pursuant to a waiver and third amendment to her employment agreement that became effective in February 2018.

Certain directors and executive officers participated in various debt and equity offerings during the two years ended December 31, 2018. The table below summarizes those securities purchases:

Name of Related Person	Date of Investment	Securities Purchased	Amount Invested
Michael T. Cullen, Executive Chairman President, CEO and Director(a)	2/14/2018	5,000 Shares of Common Stock and Warrants to Purchase up to 5,000 additional Shares of Common Stock(b)	$25,000
Jeffrey S. Mathiesen, Director	2/14/2018	3,000 Shares of Common Stock and Warrants to Purchase up to3,000 additional Shares of Common Stock(b)	$15,000
Scott Kellen, Former Vice President and CFO	2/14/2018	1,000 Shares of Common Stock and Warrants to Purchase up to 1,000 additional Shares of Common Stock(b)	$5,000
David Kaysen, Former President, CEO and Director	5/16/2018	1,000 Shares of Common Stock and Warrants to Purchase up to 1,000 additional Shares of Common Stock(b)	$5,000
Paul Schaffer, Director	5/16/2018	5,000 Shares of Common Stock and Warrants to Purchase up to 5,000 additional Shares of Common Stock(b)	$25,000
Michael T. Cullen, Executive Chairman President, CEO and Director	12/31/2018	$35,000 principal amount of Convertible Promissory Notes and Warrants to purchase up to 20,000 Shares of Common Stock(c)	$35,000
Susan Horvath, Vice President and CFO	12/31/2018	$23,625 principal amount of Convertible Promissory Notes and Warrants to purchase up to 13,500 Shares of Common Stock(c)	$23,625

(a)	As trustee of the Cullen Living Trust Dated April 23, 2009
(b)	Pursuant to Securities Purchase Agreement dated February 20, 2018. The warrants are exercisable for a period of three years from the date of issuance at an exercise price of $5.00 per share.
(c)

The Convertible Promissory Notes (“Notes”) are part of a series of notes issued on the same terms as those issued to third parties in December 2018 and January 2019, are scheduled to mature on June 30, 2019 and bear interest at a rate of 10.0% per year. We may prepay the Notes in whole or in part at any time without penalty or premium. The Notes have a mandatory conversion of all principal and interest into common stock on the earlier of (1) June 30, 2019 or (2) the date our Company receives gross proceeds of at least $6.0 million from the sale of equity securities (subject to certain exclusions). The Notes convert at a stated conversion rate of $3.50 per share subject to downward adjustments to match the price per share of common stock or any unit containing a share of common stock issued by the Company on or before the date of conversion. The exercise price of each warrant is $4.50 per share and they are exercisable until the 5-year anniversary of the date of issuance. The exercise price of each warrant is subject to downward adjustments to match the exercise price of any common stock warrants issued by the Company on or before June 30, 2019.

Limitation of Liability of Directors and Officers and Indemnification

Our certificate of incorporation limits the liability of the directors to the fullest extent permitted by Delaware law.

Our bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of our Company from time to time. The Delaware General Corporation Law and the bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to our Company, regardless of whether the bylaws permit indemnification. We maintain a directors’ and officers’ liability insurance policy.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Approval Policy

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our Audit Committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our Audit Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

Our Audit Committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our Company and stockholders and the terms of the transaction are fair to our Company. No related party transaction will be consummated without the approval or ratification of our Audit Committee. It will be our policy that a director will recuse him- or herself from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and stockholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involved less than one percent of the average of our Company’s total assets at yearend for the last two completed fiscal years.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee nor any director nominee proposed to become a member of the Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of our Company. None of our executive officers has served as a member of the board of directors or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors during the last completed fiscal year.

None of the members of the Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of our Company. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the last completed fiscal year.

DIRECTOR COMPENSATION

Directors who are also our employees receive no additional compensation for serving on our Board of Directors. During 2018, our Company reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees. Our non-employee directors received no compensation during the year ended December 31, 2018.

On March 19, 2019, the Compensation Committee of the Board of Directors approved a compensation program for our non-employee directors effective for 2019 and future years, consisting of annual awards of options to purchase common stock. Each non-employee director will be eligible to receive an option by dividing a target dollar amount by the Black-Scholes value of a share of our common stock as of the date of grant. The target dollar amount for each director will equal (i) $35,000 for service as a non-employee director, plus (ii) $5,000 for each committee of which the director is expected to serve as chair. The resulting common stock option will be granted as soon as practicable after the completion of our annual meeting of stockholders and will be scheduled to vest in full on the day preceding the following annual meeting of stockholders.

The Compensation Committee also determined that each current non-employee director will receive a one-time grant of an option to purchase a number of shares of our common stock equal to $10,000 divided by the Black-Scholes value of a share of our common stock on the date of grant. Each such option will vest in three substantially equal installments on the first, second and third anniversaries of the dates of grant.

All options awarded to non-employee directors under the new compensation program will bear an initial exercise price equal to the fair market value of a share of our common stock on the grant date, as determined in accordance with the applicable equity incentive plan, and, once vested, will remain exercisable through the ten-year anniversary of the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of March 29, 2019 by (i) each of our named executive officers identified in the Summary Compensation Table below; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 5,070,341 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying options that are exercisable within 60 days from March 29, 2019. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Sun BioPharma, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Executive Officers and Directors
Michael T. Cullen	589,317	(a)	11.1%
Susan Horvath	40,412	(b)	*
Suzanne Gagnon	225,500	(c)	4.3%
Jeffrey S. Mathiesen	26,800	(d)	*
Paul W. Schaffer	183,641	(e)	3.6%
D. Robert Schemel	404,649	(f)	7.9%
David B. Kaysen(g)	145,628		2.8%
Scott Kellen(h)	70,173		1.4%
All directors and current executive officers as a group (6 persons)	1,491,119	(i)	26.1%
Ryan R. Gilbertson 8615 Eagle Creek Circle Savage, Minnesota 55378	583,538	(j)	11.5%
Ryan Gilbertson 2012 Irrevocable Family Trust 8615 Eagle Creek Circle Savage, Minnesota 55378	520,003	(k)	9.7%
Douglas M. Polinski 328 Barry Ave S., #210 Wayzata, Minnesota 55391	315,917	(j)	6.1%

*	Less than 1 percent.
(a)

Includes 194,576 shares held by the Cullen Living Trust and 195,000 shares subject to stock options, 27,500 shares subject to warrants and an estimated 10,241 shares issuable pursuant to a convertible promissory note.

(b)	Includes 20,000 shares subject to stock options, 13,500 shares subject to warrants and approximately 6,912 shares issuable pursuant to a convertible promissory note.
(c)	Includes 1,000 shares held by the Gagnon Family Trust, 180,000 shares subject to stock options and 1,500 shares subject to warrants.
(d)	Includes 20,800 shares subject to options and 3,000 shares subject to warrants.
(e)	Includes 30,685 shares held by the Paul Shaffer Trust, 36,800 shares subject to stock options, 21,756 shares subject to warrants.
(f)	Includes 282,654 shares held by spouse and 20,800 shares subject to stock options and 11,767 shares subject to warrants.
(g)	Mr. Kaysen resigned from all positions with Company effective October 31, 2018.
(h)	Mr. Kellen resigned from all positions with Company effective April 17, 2018.
(i)	Includes 494,200 shares subject to stock options, 79,023 shares subject to warrants and an estimated 17,153 shares issuable pursuant to a convertible promissory note.
(j)	Includes 28,000 shares held by Total Depth Foundation of which Mr. Gilbertson is the chief manager.
(k)	Includes 218,455 shares subject to warrants and approximately 88,016 shares issuable pursuant to a convertible promissory note.
(l)	Includes 75,301 shares subject to warrants and approximately 20,312 shares issuable pursuant to a convertible promissory note.

EXECUTIVE COMPENSATION

The following disclosure focuses on our named executive officers. For fiscal 2018 our “named executive officers” consisted of: Michael T. Cullen, Susan Horvath, David B. Kaysen and Scott Kellen.

Base salaries for each of our named executive officers were initially established based on arm’s-length negotiations with the applicable executive. Our Compensation Committee reviews our executive officers’ salaries annually. When negotiating or reviewing base salaries, the Compensation Committee considers market competitiveness based on the experience of its members, the executive’s expected future contribution to our success and the relative salaries and responsibilities of our other executives.

Summary Compensation Table

The following table provides information regarding the compensation earned by our named executive officers for fiscal 2018 (collectively referred to as the “Executives”):

Name and Principal Position	Fiscal Year	Salary ($)	Option Awards(a) ($)	Total ($)
Michael T. Cullen	2018	221,200	491,491	712,691
Executive Chairman, President and Chief Executive Officer(b)	2017	208,000	–	208,000

Susan Horvath	2018	150,000	147,573	297,573
Chief Financial Officer and Vice President of Finance(c)

David B. Kaysen	2018	236,250	245,745	481,995
Former President and Chief Executive Officer(d)	2017	302,500	–	302,500

Scott Kellen	2018	25,000	122,872	147,872
Former Chief Financial Officer and Vice President of Finance(e)	2017	173,333	–	173,333

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2018.

(b)	Dr. Cullen was elected to serve in the additional roles of President and Chief Executive Officer on October 31, 2018.
(c)	Ms. Horvath joined the Company April 17, 2018.
(d)	Mr. Kaysen resigned from all positions with Company effective October 31, 2018.
(e)	Mr. Kellen resigned from all positions with Company effective April 17, 2018.

Outstanding Equity Awards as of December 31, 2018

		Option Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration Date
Michael T. Cullen	3/5/2015	80,000	–	3.18	3/5/2025
	12/12/2016	15,000	–	15.10	12/12/2026
	2/27/2018	100,000	–	8.10	2/27/2028

Susan Horvath	4/17/2018	10,000	30,000(a)	5.75	4/17/2028

David B. Kaysen(b)	12/12/2016	25,000	–	15.10	12/12/2026
	12/12/2016	61,128	–	15.10	12/12/2026
	2/27/2018	50,000	–	8.10	2/27/2028

Scott Kellen(b)	12/12/2016	15,000	–	15.10	12/12/2026
	12/12/2016	22,923	–	15.10	12/12/2026
	2/27/2018	25,000	–	8.10	2/27/2028

(a)	Scheduled to vest with respect to 10,000 shares on April 17th in each of 2019, 2020 and 2021.
(b)

So long as each of Mr. Kaysen and Mr. Kellen continues to provide service to the Company pursuant to his respective consulting agreement, his options will remain unexpired through their original expiration dates.

Employment Agreements

During 2018, we were party to employment agreements with each of the Executives. In addition to the specific terms summarized below, each of the named executive officers who continue to serve as an executive officer (collectively, the “Continuing Executives”) is eligible to participate in the other compensation and benefit programs generally available to our employees, including our other executive officers, if any. Each such employment agreement also includes customary confidentiality, non-competition and non-solicitation covenants.

In accordance with the employment agreements, the base salary of each Executive is reviewed annually by the Compensation Committee of our Board of Directors. The committee may authorize an increase for the applicable year but may not reduce an Executive’s base salary below its then-current level other than with the Executive’s consent or pursuant to a general wage reduction in respect of substantially all of our executive officers.

In October 2017, we amended the employment agreements with Dr. Cullen, Mr. Kaysen and Mr. Kellen. For Dr. Cullen and Mr. Kaysen, the amendments established new annual base salaries representing a 25% reduction from prior levels, each effective as of October 1, 2017. Each amendment also discontinued the “accrued compensation” provision that had been introduced in earlier amendments to their respective employment agreements. As a result of the amendments, Dr. Cullen, Mr. Kaysen and Mr. Kellen continued to be eligible to receive a cash payment (each, a “Contingent Payment”) in an amount equal to the amount that previously accumulated under the “accrued compensation” provision through September 30, 2017. The cash payment would have become due upon a change of control (as defined in each employment agreement) or our issuance of equity securities (including any securities that are convertible into or exercisable for equity securities) resulting in gross cash proceeds of $10,000,000 or more (a “Qualified Offering”). If neither a change of control nor a Qualified Offering had occurred on or before June 30, 2018, then the right to cash payment would have been be forfeited.

Effective February 27, 2018, we entered into a Waiver and Third Amendment with Dr. Cullen, Mr. Kaysen and Mr. Kellen, which waived all right to receive the Contingent Payment. These amendments also entitled them to common stock options to under our 2016 Plan to purchase up to 100,000 shares, 50,000 shares, and 25,000 shares of our common stock, respectively, exercisable for the following ten years at a price equal to $8.10 per share, representing fair market value as of the date of grant.

Executive Chairman, President and Chief Executive Officer

Under his original employment agreement, Dr. Cullen was entitled to receive an initial annualized base salary equal to $384,000. As discussed above, Dr. Cullen’s employment agreement was amended to reduce his annualized base salary to $288,000, effective as of October 1, 2017. Notwithstanding the foregoing, Dr. Cullen received a portion of his monthly salary in cash and the remainder was accrued between October 1, 2015 and September 30, 2017. In lieu of the accrued amount, Dr. Cullen’s employment agreement had entitled him to a Contingent Payment equal to $410,136 as a result of any change of control or Qualified Offering on or before June 30, 2018, as discussed in more detail above. Dr. Cullen waived all right to receive the Contingent Payment in February 2018.

Dr. Cullen is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 45% of his base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by our Board of Directors and Dr. Cullen’s continued employment with the Company through the end of the applicable cash bonus period. Neither our Board of Directors nor its Compensation Committee established such performance criteria for 2018 and therefore no cash bonus was paid.

No change was made to Dr. Cullen’s employment agreement as a result of his election to serve in the additional roles of President and Chief Executive Officer in October 2018. Modifications to Dr. Cullen’s employment agreement were discussed at the meeting of the Company’s Compensation committee on March 19, 2019 but the decision to modified was deferred until a later meeting.

Chief Financial Officer

Under her employment agreement, Ms. Horvath is entitled to receive an initial annualized base salary equal to $225,000. Ms. Horvath also is eligible to receive an annual performance-based cash bonus with a target amount equal to no less than 40% of her base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by our Board of Directors and Ms. Horvath’s continued employment with the Company through the end of the applicable cash bonus period. Neither our Board of Directors nor its Compensation Committee established such performance criteria for 2018 and therefore no cash bonus was paid.

Potential Payments Upon Termination or Change-in-Control

Under their respective employment agreements, if Dr. Cullen or Ms. Horvath’s employment is terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or by him or her for “good reason” (as defined in the applicable employment agreement), then he or she will be eligible to receive an amount equal to their respective annualized salary plus an amount equal to a prorated portion of their cash bonus target, if any, for the year in which the termination occurred, in addition to other amounts accrued on or before the date of termination. If any such termination occurs within six months prior or two years after a “change of control” (as defined in the applicable employment agreement), then Dr. Cullen and Ms. Horvath would instead receive an amount equal to his/her respective annualized salary, plus an amount equal to his/her full cash bonus target for the year in which the termination occurred.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents certain information regarding our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	1,032,211(a)	$8.904	732,149
Equity compensation plans not approved by security holders	–	–	–
Total	1,032,211		732,149

(a)

Includes 767,851 shares underlying common stock options under the 2016 Plan and 264,360 shares underlying common stock options under the 2011 Plan. We ceased issuing awards under the 2011 Plan upon stockholder approval of the 2016 Plan in 2016.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Cherry Bekaert LLP to serve as our independent registered public accounting firm for 2019, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be supervised by the Audit Committee and recommended to the Board of Directors for appointment and, if necessary, removal, our Board of Directors considers the selection of an independent registered public accounting firm to be a matter of stockholder concern and considers this proposal to be an opportunity for stockholders to provide direct feedback. Cherry Bekaert LLP has served as the Company’s independent registered public accounting firm since 2015.

Notwithstanding its selection of Cherry Bekaert LLP, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the committee believes that such a change would be in the best interests of our Company and its stockholders. If the appointment of Cherry Bekaert LLP is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it received the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for 2019.

Audit Fees

Cherry Bekaert LLP served as our independent registered public accounting firm for the years ended December 31, 2018 and 2017. The following table presents the aggregate fees for professional services provided by Cherry Bekaert LLP related to 2018 and 2017:

	Year Ended
	December 31, 2018	December 31, 2017
Audit Fees(a)	$104,500	$124,650
Total	$104,500	$124,650

(a)

Reflects the fees approved by Sun BioPharma, Inc. and billed or to be billed by Cherry Bekaert LLP with respect to services performed for the audit for the applicable fiscal year. For 2017, the amount included $20,000 for services and consents procedures in connection with the filing of a registration statement on Form S-1.

“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

Pre-approval Policy

The Audit Committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In 2018, all fees identified above under the captions “Audit Fees” that were billed by Cherry Bekaert LLP were approved by the Audit Committee in accordance with SEC requirements.

PROPOSAL 3:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the stockholders of the Company to vote to approve, on a non-binding basis, the compensation of the Company’s named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K of the SEC. The Company was previously exempt from this requirement as a result of its “emerging growth company” status, which terminated on December 31, 2018.

Compensation Philosophy and Compensation of our Named Executive Officers

The Company seeks to align the interests of its named executive officers with the interests of its stockholders. Therefore, the Company’s compensation programs are designed to reward the named executive officers for the achievement of strategic and operational goals and the achievement of increased stockholder value, while at the same time avoid encouraging of unnecessary or excessive risk-taking. The Board of Directors and its Compensation Committee believe that the Company’s compensation policies and procedures are competitive and focused on performance and are strongly aligned with the long-term interest of its stockholders.

Form of Resolution

This proposal, commonly known as a “Say-on-Pay” proposal, gives you the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Board of Directors or its Compensation Committee. However, both will take into account the outcome of the vote when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Stockholders are being asked to vote “FOR” or “AGAINST” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.

Required Vote and Board Recommendation

Provided a quorum is present at the Annual Meeting, this proposal will be approved if it received the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the proposal.

The Board of Directors recommends that you vote “FOR” this Proposal 3.

PROPOSAL 4:
ADVISORY VOTE ON THE FREQUENCY
OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that the Company provide stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently the Company should consult the stockholders through an advisory Say-on-Pay vote. Stockholders may indicate whether they would prefer that the Company conduct future Say-on-Pay votes every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

The Board of Directors and its Compensation Committee believes that a Say-on-Pay vote that occurs once every other year is the most appropriate option for the Company and therefore recommends that you vote in favor of conducting a Say-on-Pay vote every two years. The Board’s decision was based on our goal to align the interests of executive officers with the interests of our stockholders, ensure the long-term commitment of our management team, and ensure accountability for both our overall performance and the individual’s performance and contribution. We believe holding that vote every two years provides the most effective timeframe because it allows our Board and Compensation Committee sufficient time to engage with our stockholders following each such vote in order to understand any concerns they may have, and to respond with any changes to the compensation of our executive officers and/or related disclosure deemed appropriate in response to the results of an advisory vote.

This vote is advisory, which means that is not binding on the Board of Directors or its Compensation Committee. We recognize that our stockholders may have different views as to the best approach to the frequency of the Say-on-Pay vote. The Board of Directors and Compensation Committee will carefully review the outcome of this advisory vote. However, when determining the frequency of future Say-on-Pay votes, the Board of Directors and its Compensation Committee may decide that it is in the stockholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency recommended by the stockholders.

The proxy card provides stockholders with the opportunity to choose among four options:

●	ONE YEAR, which recommends that the Say-on-Pay vote be held every year;

●	TWO YEARS, which recommends that the Say-on-Pay vote be held every two years;

●	THREE YEARS, which recommends that the Say-on-Pay vote be held every three years;

●	ABSTAIN, which has no effect on the outcome of this Proposal.

Stockholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

Required Vote and Board Recommendation

The option that receives the highest number of votes will be deemed to be the recommendation of our stockholders.

The Board of Directors recommends that you vote “TWO YEARS” for this Proposal 4.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires that our directors, executive officers and beneficial owners of more than 10% of our common stock file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and beneficial owners of greater than 10% of our common stock are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from our directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 2018 except for: one report by Ms. Gagnon relating to one transaction involving the receipt of a common stock option award; one report by Mr. Schaffer relating to three transactions involving the acquisition of common stock and warrants from the Company and the conversion of an outstanding promissory note; one report by Mr. Kaysen relating to two transactions involving the acquisition of common stock and warrants from the Company; and two reports by Ryan R. Gilbertson, the first relating to one transaction involving the conversion of an outstanding promissory note, and the second relating to two transactions involving the sale of the resulting common stock and warrants.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2020 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than December 18, 2019. We must receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2020 at our principal executive office no earlier than January 12, 2020 and no later than February 11, 2020. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

ADDITIONAL INFORMATION

We have adopted a procedure approved by the Securities and Exchange Commission called “householding,” by which certain stockholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the Securities and Exchange Commission, is also available on the Commission’ website, www.sec.gov, and our corporate website, www.sunbiopharma.com (under “Investor Relations”). In addition, a copy of the Annual Report on Form 10-K, as amended, may be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), our Chief Financial Officer and Secretary at:

Sun BioPharma, Inc. 712 Vista Boulevard #305 Waconia, Minnesota 55387

Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of our common stock as of the Record Date.

VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY FAX
Mark, sign, date your proxy card and return it to 646-536-3179.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on May 21, 2019 at 2:30 pm localTime at the offices of Faegre Bake Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Sun BioPharma, Inc. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote FOR the director nominee, FOR Proposals 2 & 3 and TWO YEARS for Proposal 4.

(1) Election of Class III Directors:

☐ FOR NOMINEE LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR NOMINEE LISTED BELOW

01 Jeffrey S. Mathiesen

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

NOTE: If any other matters properly come before the Annual Meeting of Stockholders calling for a vote of stockholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgement.

Date __________ **Signature** __________ **Signature, if held jointly** __________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00

SUN BIOPHARMA, INC.

Annual Meeting of Stockholders

May 21, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 21, 2019

The Notice, Proxy Statement and Annual Report for 2019 are available at

https://www.rdgir.com/sun-biopharma-inc

SUN BIOPHARMA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael T. Cullen and Susan Horvath, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes such proxies to represent and to vote, as designated on the reverse, all shares of common stock of Sun BioPharma, Inc., that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2019, located at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota and any adjournment or postponement thereof upon matters set forth in the proxy statement and, in their discretion, upon any other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please check here if you plan to attend the Annual Meeting of Stockholders on May 21, 2019 at 2:30 p.m. (Local Time).

 (Continued and to be signed on Reverse Side)